SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  April 4, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                   0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                   80202
 -------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On April 4, 2003 the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding a program to develop new titanium technology.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.       Exhibit List
           ---------      ------------------------------------------------------

           99.1          Press Release dated April 4, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TITANIUM METALS CORPORATION
                                 (Registrant)




                                 By: /s/ Matthew O'Leary
                                     ----------------------------------------
                                     Matthew O'Leary
                                     Corporate Attorney and Assistant Secretary


Date: April 14, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                               CONTACT:

Titanium Metals Corporation                          J. Landis Martin
1999 Broadway, Suite 4300                            Chairman, President,
Denver, Colorado 80202                                 & Chief Executive Officer
                                                     (303) 296-5600


           TIMET ANNOUNCES FUNDING TO DEVELOP NEW TITANIUM TECHNOLOGY

     DENVER, COLORADO . . . April 4, 2003 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that it has been selected by the United States Defense Advanced Research Projects Agency ("DARPA") to receive approximately $12.3 million in government funding over the next four years to lead a program aimed at commercializing the "FFC Cambridge Process." The FFC Cambridge Process, developed by Dr. Derek Fray and others at the University of Cambridge, represents a potential breakthrough technology in the process of extracting titanium from titanium-bearing ores.

     As part of the program, TIMET will be leading a team of scientists from major defense contractors, including General Electric Aircraft Engines, United Defense Limited Partners and Pratt & Whitney (a division of United Technologies Corporation), as well as the University of California at Berkeley and the University of Cambridge. In connection with the program, TIMET has negotiated a development and production license for the FFC Cambridge Process technology from British Titanium plc. TIMET will conduct the development work at its technical laboratory in Henderson, Nevada.

     Commenting on the program, J. Landis Martin, TIMET's Chairman, President & CEO, said, "TIMET is very honored that its proposal to lead this development effort was selected by DARPA after consideration of a wide variety of submissions from other leading companies in this field. While there is a great deal of work to be done and success is by no means a certainty, we see this as a very significant opportunity, working with some of the leading minds in titanium metallurgy, to achieve a truly meaningful reduction in the cost of producing titanium metal. If successful, we believe this would not only make titanium a more attractive material choice within the aerospace industry, but also open the doors to many new opportunities to use titanium in other non-aerospace applications where its cost might have been an obstacle."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

                                    o o o o o